                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   June 25, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

NEBRASKA                          333-130343                    20-0568230
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(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)             File Number)               Identification No.)

         87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska    68713
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               (Address of Principal Executive Offices)          (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| |  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

| |  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

| |  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement communicationspursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

         Item 1.01  Entry into a Material Definitive Agreement.

         Effective June 19, 2007,  NEDAK Ethanol,  LLC  ("Company")  has entered into a Track Lease Agreement (the "Track  Agreement") with the Nebraska Game and
Parks Commission (the "Commission"), under which the Company has leased from the
Commission  a parcel of land (the  "Property")  to use as a rail spur track over which the Company plans to transport ethanol produced at its Atkinson,  Nebraska facility  which is  presently  under  construction.  The Company is obligated to construct its track on the Property within 18 months of the effectiveness of the
Track  Agreement.  The  Track  Agreement  has a  term  of  ten  years  and  will automatically  renew for additional ten year terms unless one party notifies the other at least nine months prior to the expiration  date of its intention to not renew.  The Company will pay an initial fee of $10,000 to the  Commission and an annual rental fee of $10,000 for use of the Property.  Additionally, the Company
is responsible for any public  assessments  respecting the maintenance or use of the Property.  The Track  Agreement  provides that the Company is responsible to maintain its track on the Property and is solely  responsible for its operations on the Property and  complying  with  applicable  laws  regarding its use of the
Property.

         The information set forth in Item 2.03 below is incorporated  herein by reference.

         Item 2.03  Creation of a Direct  Financial  Obligation or an Obligation
under an Off-Balance Sheet Arrangement of a Registrant.

         Effective  June 19, 2007, the City of Atkinson,  Nebraska  ("City") has
issued a tax increment  financing Note (the "TIF Note"), the net proceeds in the amount of  $4,939,925  have been paid to the Company to reimburse it for certain infrastructure  improvements relating to the Company's plant. The TIF Note is an obligation of the City,  not of the Company,  and is expected to be retired from property tax payments the Company will make to the City, which in turn are based on the  value  of the  Company's  land  and  buildings.  The TIF  Note  proceeds reimburse the Company for land costs, site preparation costs, utility extensions and installations,  roadways and pollution control equipment. The Company agreed to pay an  outside  advisor  (the  "Placement  Agent")  a  retainer,  to pay its counsel's  fees,  and a  placement  agency  fee of 3% of the  value  of the loan secured by the TIF Note.  Total fees to the Placement Agent,  including  counsel fees,  were $255,920.  In addition to the Placement Agent fees, the Company paid
$138,820 in other issuance costs.

         The  TIF  Note  serves  as  collateral  for a  loan  in the  amount  of
$6,864,000  (the  "Loan").  The Company  received  the net  proceeds of the Loan pursuant to a Loan  Agreement  dated June 19, 2007,  between the Company and the lead lending agent,  Arbor Bank (on behalf of itself and participating  lenders)
("TIF  Lender") and has loaned such proceeds to the City in exchange for the TIF
Note.  The TIF Lender has issued  participation  interests  in the Loan to other participating  lenders. The Company is able to redeem the Loan at any time after
June 1, 2009 without penalty upon payment of all principal and accrued interest.
Under the terms of a Security  Agreement  dated June 19,  2007 by the Company in favor of the TIF  Lender,  repayment  of the Loan is  secured  by the  Company's pledge of the TIF Note, the Capitalized  Interest Fund (defined below), the Debt
Service  Reserve Fund  (defined  below),  the net proceeds of certain  insurance proceeds,  the net  proceeds of the Loan,  and the  Company's  interests  in the
City's pledge of its tax increment revenue and the PILOT (defined below).

         The Loan has a term of approximately 14 years, with principal  payments due semi-annually,  and interest accrues at a rate of 9.50%, which rate includes a 0.25%  servicing fee payable to the TIF Lender.  The interest rate on the Loan will reset in June of 2012 and 2017 according to certain U.S.  Treasury indexes.
A  capitalized  interest  fund in the amount of $862,935  is  reserved  from the proceeds of the Loan to provide  for 18 months of interest  payments on the Loan during the  construction  of the Company's  ethanol  plant,  until tax increment payments are received (the "Capitalized  Interest Fund"). A debt service reserve fund is also  reserved  from  the Loan  proceeds  (held  by the TIF  Lender  and invested  for the  benefit  of the  Company)  in an  amount  of 10% of the  Loan principal  ($686,400) to be used to make principal and interest  payments on the
Loan in the event of a shortfall (the "Debt Service Reserve Fund"). In the event the TIF Lender is  required  to draw down the Debt  Service  Reserve  Fund,  the
Company  will be  required to  immediately  replenish  the entire  amount of the drawdown.

         Events of default under the Loan include,  among other things,  (i) the failure of the Company to pay principal,  interest or premiums on the Loan, (ii)
the  Company'  bankruptcy,  and (iii) the  Company's  default  under its  Credit
Facility  entered  into by the  Company on  February  14,  2007 with Farm Credit
Services of Grand Forks,  FLCA for the provision of  construction  and permanent debt financing for the Company's ethanol plant.

         The City and the Company  have entered  into a  Redevelopment  Contract dated  June  19,  2007  (the  "Redevelopment  Contract")  providing  for (i) the
Company's obligation to complete the construction of its ethanol plant, (ii) the
City's payment of a  redevelopment  grant to the Company to reimburse it for the project costs discussed above, (iii) the indebtedness evidenced by the TIF Note, and (iv) the  City's  obligation  to pay to the TIF Lender  payments  in lieu of taxes ("PILOT") if the City's tax increment revenue is insufficient to repay the principal  and  interest on the Loan  because of a lower  assessed  value of the
Company's property which is improved through the issuance of the TIF Note.

         Item 9.01.  Financial Statements and Exhibits.

         (d)   Exhibits

          10.1 NEDAK Track Lease  Agreement  between NEDAK Ethanol,  LLC and the
               Nebraska Game and Parks Commission dated June 19, 2007.
          10.2 Purchase  Letter dated June 19, 2007 from NEDAK  Ethanol,  LLC to the City of Atkinson, Nebraska.
          10.3 Loan Agreement dated June 19, 2007 between NEDAK Ethanol, LLC and
               Arbor Bank.
          10.4 Security Agreement dated June 19, 2007 made by NEDAK Ethanol, LLC in favor of Arbor Bank.
          10.5 Promissory Note dated June 19, 2007 made by NEDAK Ethanol, LLC in favor of Arbor Bank. 10.6  Redevelopment  Contract dated June 19,
               2007  between  NEDAK  Ethanol,  LLC  and the  City  of  Atkinson,
               Nebraska.
          10.6 Redevelopment Contract dated June 19, 2007 between NEDAK Ethanol,
               LLC and the City of Atkinson, Nebraska.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 25, 2007

                                       NEDAK ETHANOL, LLC

                                       By:      /s/ Jerome Fagerland
                                           -------------------------------------
                                            Jerome Fagerland
                                            President

                                  Exhibit Index

    Exhibit
    Number      Description

     10.1 NEDAK  Track  Lease  Agreement  between  NEDAK  Ethanol,  LLC  and the
          Nebraska Game and Parks Commission dated June 19, 2007.
     10.2 Purchase  Letter  dated June 19, 2007 from NEDAK  Ethanol,  LLC to the
          City of Atkinson, Nebraska.
     10.3 Loan  Agreement  dated June 19, 2007 between  NEDAK  Ethanol,  LLC and
          Arbor Bank.
     10.4 Security  Agreement dated June 19, 2007 made by NEDAK Ethanol,  LLC in favor of Arbor Bank.
     10.5 Promissory  Note dated  June 19,  2007 made by NEDAK  Ethanol,  LLC in favor of Arbor Bank.
     10.6 Redevelopment  Contract dated June 19, 2007 between NEDAK Ethanol, LLC and the City of Atkinson, Nebraska.